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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 3, 2004

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                      CHINA ENERGY SAVINGS TECHNOLOGY, INC.
               (Exact name of registrant as specified in Charter)


            NEVADA                     000-31047                 86-0995730
(State or other jurisdiction of   (Commission File No.)        (IRS Employee
 incorporation or organization)                              Identification No.)


                                  Central Plaza
                                 18 Harbour Road
                                   Suite 3203A
                                   32nd Floor
                                    Hong Kong
                                      China
                    (Address of Principal Executive Offices)


                                  852-2588-1228
                            (Issuer Telephone Number)

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

     On December 3, 2004, the Registrant announced unaudited results through the third calendar quarter ended September 30, 2004. On December 9, 2004, the Registrant released a press release that forecasted results. A copy of both press releases is attached as exhibits to this current report.


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ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS

Exhibit
Number      Description
-------     -----------

  99.1       Press Release dated December 3, 2004
  99.2       Press Release dated December 9, 2004





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHINA ENERGY SAVINGS TECHNOLOGY, INC.


                                    By:           /s/ Sun Li
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                                                    Sun Li
                                                     CEO

Dated: December 9, 2004



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